Exhibit H(3)

Executive Summary Letter

June 1, 2011

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA 02116

Attn: Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Transfer Agency and Service Agreement between us dated as of January 1, 2008, as amended, including Appendix A as amended and restated most recently on June 20, 2011 (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the creation of 4 additional Funds, namely the MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, and MassMutual RetireSMARTSM Growth Fund (the “Additional Funds”).

In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Sub-Administrator with respect to the Additional Funds and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Massachusetts Mutual Life Insurance Company and retaining one copy for your records.

Very truly yours,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

Accepted:

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President

Appendix A

As of June 20, 2011, this Appendix A forms a part of the Amended, Restated and Consolidated Transfer Agency and Service Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”), between State Street Bank and Trust Company, the MassMutual Premier Funds, MassMutual Select Funds and Massachusetts Mutual Life Insurance Company. As of June 20, 2011, this Appendix A supercedes any previous versions of said Appendix.

Series or Portfolios

Portfolios	Classes

MassMutual Premier Funds

MassMutual Premier Balanced Fund	S, Y, L, A
MassMutual Premier Capital Appreciation Fund	S, Y, L, A, N
MassMutual Premier Core Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Disciplined Growth Fund	S, Y, L, A
MassMutual Premier Disciplined Value Fund	S, Y, L, A, N
MassMutual Premier Discovery Value Fund	S, Y, L, A, N
MassMutual Premier Diversified Bond Fund	S, Y, L, A N, Z
MassMutual Premier Enhanced Index Core Equity Fund	S, Y, L, A, N
MassMutual Premier Focused International Fund	S, Y, L, A N, Z
MassMutual Premier Global Fund	S, Y, L, A, N
MassMutual Premier High Yield Fund	S, Y, L, A N, Z
MassMutual Premier Inflation-Protected and Income Fund	S, Y, L, A N, Z
MassMutual Premier International Bond Fund	S, Y, L, A
MassMutual Premier International Equity Fund	S, Y, L, A
MassMutual Premier Main Street Fund	S, Y, L, A, N
MassMutual Premier Main Street Small/Mid Cap Fund	S, Y, L, A, N
MassMutual Premier Money Market Fund	S, Y, A
MassMutual Premier Short-Duration Bond Fund	S, Y, L, A, N, Z
MassMutual Premier Small/Mid Cap Opportunities Fund	S, Y, L, A
MassMutual Premier Strategic Emerging Markets Fund	S, Y, L, A, Z
MassMutual Premier Value Fund	S, Y, L, A, N

MassMutual Select Funds

MassMutual RetireSMARTSM Conservative Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Fund	S, Y, L, A
MassMutual RetireSMARTSM Moderate Growth Fund	S, Y, L, A
MassMutual RetireSMARTSM Growth Fund	S, Y, L, A
MassMutual Select BlackRock Global Allocation Fund	S, Y, L, A
MassMutual Select Blue Chip Growth Fund	S, Y, L, A, N
MassMutual Select Core Opportunities Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2010 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2015 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2020 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2025 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2030 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2035 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2040 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM 2045 Fund	S, Y, L, A
MassMutual RetireSMARTSM 2050 Fund	S, Y, L, A, N
MassMutual RetireSMARTSM In Retirement Fund	S, Y, L, A, N
MassMutual Select Diversified International Fund	S, Y, L, A, N

MassMutual Select Diversified Value Fund	S, Y, L, A, N
MassMutual Select Focused Value Fund	S, Y, L, A, N, Z
MassMutual Select Fundamental Value Fund	S, Y, L, A, N, Z
MassMutual Select Growth Opportunities Fund	S, Y, L, A, N
MassMutual Select Indexed Equity Fund	S, Y, L, A, N, Z
MassMutual Select Large Cap Growth Fund	S, Y, L, A
MassMutual Select Large Cap Value Fund	S, Y, L, A, N
MassMutual Select Mid Cap Growth Equity Fund	S, Y, L, A, N
MassMutual Select Mid Cap Growth Equity II Fund	S, Y, L, A, N, Z
MassMutual Select Mid-Cap Value Fund	S, Y, L, A, N
MassMutual Select NASDAQ-100® Fund	S, Y, L, A, N
MassMutual Select Overseas Fund	S, Y, L, A, N, Z
MassMutual Select PIMCO Total Return Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Growth Equity Fund	S, Y, L, A, N, Z
MassMutual Select Small Cap Value Equity Fund	S, Y, L, A, N
MassMutual Select Small Company Growth Fund	S, Y, L, A, N
MassMutual Select Small Company Value Fund	S, Y, L, A, N, Z
MassMutual Select Strategic Balanced Fund	S, Y, L, A, N
MassMutual Select Strategic Bond Fund	S, Y, L, A, N
MassMutual Select Value Equity Fund	S, Y, L, A, N

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President